[AIM LOGO                       AIM EUROPEAN
APPEARS HERE]                   DEVELOPMENT FUND

                                SEMIANNUAL REPORT                 APRIL 30, 1998

                      ------------------------------------

                          AIM EUROPEAN DEVELOPMENT FUND

                            For shareholders who seek

                          long-term growth of capital.

                        The Fund invests in a diversified

                                  portfolio of

                         equity securities of companies

                                located in Europe

                         with strong earnings momentum.

                      ------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Development Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o Because the Fund's Class A, B, and C shares have been offered for less than one year (since 11/3/97), all total return figures reflect cumulative total returns that have not been annualized.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Morgan Stanley Capital International (MSCI) Europe Index is a group of unmanaged European securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


      MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
          AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                          OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                    Dear Fellow Shareholder:

                    Last October, equity markets worldwide had just been shaken by the currency crisis in Southeast Asia. By the April 30,
  [PHOTO OF         1998, end of this reporting period, most markets had
  Charles T.        recovered nicely, with domestic equities reaching new highs
   Bauer,           and European markets outdoing even the U.S.'s heady pace.
 Chairman of        Only Asian markets remained in the doldrums. Bonds have
 the Board of       turned in a solid performance with generous real returns,
   THE FUND         though not as spectacular as some had predicted when the
 APPEARS HERE]      Asian crisis first broke.

                        However, by the close of this reporting period, many
                    market participants were uneasy. Some participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. The growth of European markets also exceeded everyone's expectations, and some wondered how long the rise could continue. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
    Of course, bull markets do end, and markets became less ebullient shortly after this reporting period closed. For investors, the best course is to remain realistic and ready. A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the period covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                      ------------------------------------

                       The growth of European markets also

                      exceeded everyone's expectations, and

                         some wondered how long the rise

                                 could continue.

                      ------------------------------------

The Managers' Overview

NEW FUND DELIVERS STRONG
OPENING PERFORMANCE

A roundtable discussion with the Fund management team for AIM European Development Fund for the period ended April 30, 1998.
--------------------------------------------------------------------------------

Q. AIM EUROPEAN DEVELOPMENT FUND BEGAN OPERATIONS ON NOVEMBER 3, 1997. HOW DID IT PERFORM DURING ITS FIRST FIVE MONTHS?

A. The Fund has produced superior results in the short time since its inception. At the end of the reporting period, cumulative total return was 36.60% for Class A shares; Class B and C shares each achieved a cumulative total return of 36.10%. In comparison, the Morgan Stanley Capital International Europe Index produced a total return of 26.26% for the same period.

================================================================================
CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
For the period 11/3/97 to 4/30/98

     36.60%

                          26.26%

  AIM EUROPEAN
   DEVELOPMENT              MSCI
 FUND, A SHARES          EUROPE INDEX
================================================================================

Q.  WHAT WERE EUROPEAN MARKETS LIKE DURING THE REPORTING PERIOD?

A. The European markets have been very strong. The prospect of European Economic and Monetary Union, or EMU, was the push that got the markets rolling. The EMU has forced governments to meet strict budgetary guidelines and to improve finances. As a result, growth has increased, interest rates have dropped, and inflation has dipped dramatically. Eleven countries are expected to join EMU in January 1999.
        Specifically, we've identified four fundamental long-term themes that have contributed to the growth of the markets for the last year and a half: privatization, increased economic freedom in Eastern Europe, corporate restructuring, and the broadening of the equity markets.
        Many state-run companies and industries are moving into private hands, introducing a new level of competition to Europe. In Eastern Europe, Western management and accounting procedures are slowly being adopted. The changes in the region have benefited Western Europe as well. With more than 300 million people, Eastern Europe is becoming a production center for Western companies and serving as a market for their goods.
        On the corporate side, a wave of restructuring is making companies leaner and more globally competitive. The results are already visible--earnings growth was extremely strong during the reporting period. And finally, the stock markets themselves are getting broader, larger, and more liquid. There is a greater array of choices for investors now, especially in the small-capitalization arena.

Q.  WAS THE FUND ABLE TO INVEST IN ALL OF THESE OPPORTUNITIES?

A. We've found opportunities in each of the four themes. One holding that shows the effects of privatization is Magyar Tavkozlesis, a Hungarian telephone company that has experienced excellent earnings growth since its recent privatization.
        In Eastern Europe, our strategy has been to focus on Western Europe companies that are benefiting from market exposure to Eastern Europe. For instance, Hartwall OY A.B., a Finnish brewery has found a new market in its eastern neighbors.
        Corporate restructurings have benefited a number of the holdings in the portfolio. For instance, the financial industry in Europe has experienced a wave of mergers. Union Bank of Switzerland and Swiss Bank Corporation, two of the three key Swiss banks, recently merged to become one of the largest banks in the world.

                      ------------------------------------

                            The prospect of European

                          Economic and Monetary Union,

                            or EMU, was the push that

                            got the markets rolling.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                                                          The Managers' Overview

        One sign of the broadening equity markets is the recent opening of a new over-the-counter market in Germany--the Neuer Markt (New Market). That has given us access to small growth companies like SAP A.G., a German software company.

Q.  DID THE ASIAN FINANCIAL CRISIS AFFECT EUROPE SIGNIFICANTLY?

A. For much of the fourth quarter, investors around the world watched warily to see the global effects of events in the Asian economies. Rapid economic expansion in that region had resulted in an overheating that, in some Asian countries--such as Indonesia--led to economic meltdown.
        While there certainly were European companies that felt the heat from Asia, in general, the slowing effect caused by Asia was more than offset by faster than expected growth in Europe during the first quarter of 1998.

================================================================================
                              FOUR FORCES DRIVING
                                GROWTH IN EUROPE

1. PRIVATIZATION OF STATE-RUN COMPANIES.

2. MORE ECONOMIC FREEDOM IN EASTERN EUROPE.

3. CORPORATE RESTRUCTURING.

4. EXPANDING EQUITY MARKETS.
================================================================================

Q.  HOW DO YOU SELECT STOCKS FOR THE PORTFOLIO?

A. We follow an earnings momentum discipline. Rather than making "big picture" forecasts for entire countries, we focus on selecting stocks of individual companies with increasing earnings.
        Even though Europe is economically "developed," the markets themselves are still developing, especially in the way information is disseminated and used. In this regard, they are like the U.S. markets of the 1970s. Our style of analysis allows us to react quickly to changes in the markets and to flows of information about companies.

Q. THE FUND CAN SELECT STOCKS OF ANY CAPITALIZATION SIZE. WHAT HAS YOUR STRATEGY BEEN?

A. The Fund is able to invest broadly because it is an all-capitalization fund. The four themes we've identified as growth engines have created opportunities at every capitalization size, and we've been able to take advantage of that.
        At one end of the spectrum, the Fund can invest in very large-cap stocks of companies going through restructuring and privatization. For instance, Porsche A.G., one of the holdings in the portfolio as of April 30, 1998, is a great example of a large company that saw increases in earnings and growth as a result of restructuring.
        On the small-cap end of the spectrum, there are more and more interesting growth opportunities. In fact, 10% of the portfolio is in stocks with less than $250 million market capitalization. The entre preneurial spirit has hit Europe, and the results can be seen in places like the fast-food side of the restaurant industry. Telepizza S.A., a small pizza delivery service in Spain, and Leon de Bruxelles S.A., a restaurant serving fast-food mussels in France, were two examples in the Fund's portfolio during the reporting period.

Q.  HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. The Fund's diversified portfolio contained over 100 holdings from companies across Europe and across a variety of industries. Compared to the MSCI Europe Index, the Fund was overweighted in continental Europe and slightly underweighted in the UK. That's because we're seeing stronger earnings growth opportunities on the Continent due to restructurings and privatizations. France, in particular, has beaten analysts' expectations, and we continue to be overweighted there. As for sectors, technology is a favorite. The technology sector in Europe is not as developed as in the U.S., so there are many new and growing companies to choose from. In contrast, we're underweighted in commodity cyclicals, where earnings and growth are not as pronounced.

Q.  WERE THERE ANY PARTICULAR DISAPPOINTMENTS IN THE FUND?

A. Eastern Europe, in general, did not perform as well as we had expected. For instance, Lukoil, a Russian oil company that we held in the portfolio for a time during the reporting period, brought in disappointing results. At the close of the reporting period, less than 5% of the Fund

================================================================================
MARKET CAPITALIZATION OF THE PORTFOLIO

For the period ended 4/30/98, based on total net assets

                                  GREATER THAN
                                   $5 BILLION
                                       31%

                                    LESS THAN
                                   $1 BILLION
                                       38%

                                     BETWEEN
                                 $1 BILLION AND
                                   $5 BILLION
                                       31%
================================================================================

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

          See important fund and index disclosures inside front cover.

The Managers' Overview

PORTFOLIO COMPOSITION

As of 4/30/98, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 COUNTRIES              TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. ARM Holdings PLC (UK)                  1.46%      1. United Kingdom   17.65%    1. Computers (Software & Services)        10.43%

 2. Telepizza, S.A. (Spain)                0.92       2. France           16.91     2. Services (Commercial & Consumer)        9.69

 3. Autogrill S.p.A. (Italy)               0.92       3. Germany          10.09     3. Banks (Major Regional)                  5.18

 4. Societe Generale (France)              0.92       4. Italy             6.18     4. Telecommunications (Cellular/Wireless)  5.00

 5. Danone (France)                        0.91       5. Sweden            5.19     5. Services (Computer Systems)             4.57

 6. Entra Data A.B. (Sweden)               0.91       6. Switzerland       5.13     6. Machinery (Diversified)                 4.11

 7. Nokian Renkaat Oyj (Finland)           0.91       7. Netherlands       4.81     7. Foods                                   2.89

 8. Telecom Italia Mobile S.p.A. (Italy)   0.91       8. Spain             3.91     8. Restaurants                             2.57

 9. ADB-Gruppen Mandator A.B. (Sweden)     0.90       9. Finland           3.18     9. Auto Parts & Equipment                  2.52

10. Pirelli S.p.A. (Italy)                 0.90      10. Norway            2.92    10. Insurance (Multi-Line)                  2.40
====================================================================================================================================

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

    was in Eastern Europe.
        Eastern Europe will probably continue to be fairly volatile, affected by political uncertainties and by the difficulties of implementing more efficient "Western"-style practices. Nevertheless, the region is clearly going to play an important role in the future of Europe. While our exposure is limited now, we are watching this area with great interest.

Q.  WHAT IS YOUR MARKET OUTLOOK?

A. European equities had their best quarter in 10 years during the first quarter of 1998. That doesn't mean we can always expect such great results, but we don't think it's a flash in the pan, either. The four engines we've identified as driving forces in the European markets are long-term structural changes that have far-reaching effects. So we expect the European story to stay interesting for some time.
        Going forward, we expect to continue to find good growth at attractive prices, although the gap between U.S. and European valuations is closing. Another factor to consider is the launching of the EMU. Anticipation of the EMU has brought about many positive changes, and we believe the overall effect of the union will be positive. However, during the transition period the market could experience some uncertainty and volatility as the new system is tested.


WHERE THE FUND MAY INVEST

The Fund seeks companies of all sizes: small, medium and large market capitalizations, and may invest in 33 countries--including emerging and developing nations. Examples:

NETHERLANDS
UK
GERMANY
FRANCE
NORWAY
SWEDEN
FINLAND
ITALY
AUSTRIA
ROMANIA
GREECE
SPAIN
PORTUGAL
POLAND
SWITZERLAND
CZECH REPUBLIC

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                    MARKET
                                        SHARES       VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-86.10%

BELGIUM-1.48%

Creyf's N.V. (Services-Commercial &
  Consumer)                                 870   $   205,049
-------------------------------------------------------------
Van De Velde N.V.
  (Retail-Specialty-Apparel)              2,500       273,664
-------------------------------------------------------------
                                                      478,713
-------------------------------------------------------------

CROATIA-0.81%

Pliva DD (Health Care-Drugs-Major
  Pharmaceuticals)                       14,500       262,450
-------------------------------------------------------------

DENMARK-0.66%

EDB Gruppen A/S (Services-Commercial &
  Consumer)                               5,650       214,708
-------------------------------------------------------------

FINLAND-3.18%

Hartwall OY A.B. (Beverages-Alcoholic)    7,300       226,760
-------------------------------------------------------------
Nokia Oyj A.B.-Class A (Communications
  Equipment)                              3,240       217,368
-------------------------------------------------------------
Nokian Renkaat Oyj (Auto Parts &
  Equipment)                              5,070       293,546
-------------------------------------------------------------
Tieto Corp.-Class B
  (Computers-Software & Services)         1,580       290,412
-------------------------------------------------------------
                                                    1,028,086
-------------------------------------------------------------

FRANCE-16.91%

Accor S.A. (Lodging-Hotels)                 820       223,587
-------------------------------------------------------------
Alcatel Alsthom
  (Manufacturing-Diversified)             1,450       268,966
-------------------------------------------------------------
Altran Technologies, S.A.
  (Services-Commercial & Consumer)        1,350       215,380
-------------------------------------------------------------
Banque Nationale de Paris (Banks-Major
  Regional)                               2,430       204,960
-------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computer-Software & Services)          1,725       224,128
-------------------------------------------------------------
Coflexip S.A. (Metal Fabricators)         1,720       244,081
-------------------------------------------------------------
Compagnie Generale de Geophysique S.A.
  (Services-Commercial & Consumer)(a)     1,580       229,732
-------------------------------------------------------------
Danone (Foods)                            1,250       295,292
-------------------------------------------------------------
Elf Aquitaine S.A. (Oil & Gas-Refining
  & Marketing)                            1,650       216,579
-------------------------------------------------------------
Equipements et Composants pour
  l'Industrie Automobile (Auto Parts &
  Equipment)                                900       283,280
-------------------------------------------------------------
Galeries Lafayette (Retail-Department
  Stores)                                   250       219,597
-------------------------------------------------------------
Infogrames Entertainment S.A.
  (Computers-Software & Services)(a)      5,700       285,333
-------------------------------------------------------------
Le Carbone-Lorraine (Housewares)            700       287,057
-------------------------------------------------------------
Leon de Bruxelles (Restaurants)(a)        2,220       234,520
-------------------------------------------------------------
Montupet (Auto Parts & Equipment)           700       238,263
-------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)              390       290,537
-------------------------------------------------------------
Renault S.A. (Automobiles)(a)             6,125       284,291
-------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                               1,430       297,847
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
FRANCE-(CONTINUED)

Sopra S.A. (Services-Commercial &
  Consumer)                                 680   $   228,514
-------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)             1,300       220,595
-------------------------------------------------------------
Total S.A.-Class B (Oil & Gas-Refining
  & Marketing)                            1,770       210,539
-------------------------------------------------------------
UBI SOFT ENTERTAINMENT
  (Computers-Software & Services)(a)      2,060       270,051
-------------------------------------------------------------
                                                    5,473,129
-------------------------------------------------------------

GERMANY-10.09%

Allianz A.G. (Insurance-Multi-Line)         880       270,754
-------------------------------------------------------------
Data Modul A.G. (Computers-Hardware)      3,400       215,094
-------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)                               5,020       271,692
-------------------------------------------------------------
Kamps A.G. (Retail-Food Chains)(a)          750        21,110
-------------------------------------------------------------
Krones A.G. (Machinery-Diversified)         770       266,094
-------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)                   330       261,927
-------------------------------------------------------------
MobilCom A.G.
  (Telecommunications-Cellular/
  Wireless)                                 360       266,874
-------------------------------------------------------------
Pfeiffer Vacuum Technology A.G.-ADR
  (Machinery-Diversified)(a)              3,700       262,238
-------------------------------------------------------------
Porsche A.G. (Automobiles)                  113       282,800
-------------------------------------------------------------
SAP A.G. (Computers-Software &
  Services)                                 530       251,100
-------------------------------------------------------------
Sartorius A.G.-Preferred
  (Electronics-Instrumentation)             345       160,568
-------------------------------------------------------------
Sartorius A.G.
  (Electronics-Instrumentation)              85        44,534
-------------------------------------------------------------
SER Systeme A.G. (Computers-Software &
  Services)                               1,000       231,314
-------------------------------------------------------------
Sixt A.G. (Financial-Diversified)         2,050       260,522
-------------------------------------------------------------
Volkswagen A.G. (Automobiles)               250       199,124
-------------------------------------------------------------
                                                    3,265,745
-------------------------------------------------------------

HUNGARY-1.43%

Richter Gedeon-GDR (Health
  Care-Drugs-Major Pharmaceuticals)       2,450       260,925
-------------------------------------------------------------
Magyar Tavkozlesis ADR
  (Telecommunications-Long
  Distance)(a)                            6,900       203,550
-------------------------------------------------------------
                                                      464,475
-------------------------------------------------------------

IRELAND-2.37%

Allied Irish Banks PLC
  (Banks-Regional)                       20,160       280,946
-------------------------------------------------------------
Bank of Ireland (Banks-Major Regional)    9,700       198,085
-------------------------------------------------------------
Kingspan Group PLC (Engineering &
  Construction)                          65,100       288,531
-------------------------------------------------------------
                                                      767,562
-------------------------------------------------------------

ITALY-6.18%

Assicurazioni Generali
  (Insurance-Multi-Line)                  9,600       287,532
-------------------------------------------------------------
Autogrill S.p.A (Restaurants)            43,100       298,209
-------------------------------------------------------------
Credito Italiano S.p.A. (Banks-Major
  Regional)                              54,600       285,799
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
ITALY-(CONTINUED)

Ericsson S.p.A. (Communications
  Equipment)                              4,100   $   260,906
-------------------------------------------------------------
Merloni Elettrodomestici S.p.A.
  (Household Furniture & Appliances)     35,000       282,058
-------------------------------------------------------------
Pirelli S.p.A. (Electrical
  Equipment)(a)                          88,400       291,996
-------------------------------------------------------------
Telecom Italia Mobile S.p.A.
(Telecommunications-Cellular/Wireless)   51,200       293,322
-------------------------------------------------------------
                                                    1,999,822
-------------------------------------------------------------

NETHERLANDS-4.81%

CMG PLC (Computers-Software &
  Services)                               4,900       219,277
-------------------------------------------------------------
Fugro N.V. (Services-Commercial &
  Consumer)                               6,200       245,532
-------------------------------------------------------------
Getronics N.V. (Computers-Software &
  Services)                               4,700       208,000
-------------------------------------------------------------
Melia Inversiones Americanas, N.V.-ADR
  (Lodging-Hotels)(a)                     2,500        62,500
-------------------------------------------------------------
Ordina N.V. (Services-Commercial &
  Consumer)(a)                           12,000       281,570
-------------------------------------------------------------
Philips Electronics N.V. (Household
  Furniture & Appliances)                 3,100       273,154
-------------------------------------------------------------
Prolion Holding N.V.
  (Machinery-Diversified)(a)              2,080       266,370
-------------------------------------------------------------
                                                    1,556,403
-------------------------------------------------------------

NORWAY-2.92%

EDB-Elektronisk Databehandling A.S.A.
  (Services-Computer Systems)            48,900       219,692
-------------------------------------------------------------
Elkjop Norge A.S.A. (Retail-General
  Merchandise)                            4,690       229,576
-------------------------------------------------------------
Merkantildata A.S.A.
  (Services-Commercial & Consumer)       20,500       258,430
-------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing-Specialized)             7,420       238,823
-------------------------------------------------------------
                                                      946,521
-------------------------------------------------------------

PORTUGAL-2.71%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)                  6,070       212,840
-------------------------------------------------------------
Cimpor-Cimentos de Portugal S.A.
  (Construction-Cement & Aggregates)      5,600       207,137
-------------------------------------------------------------
Portugal Telecom S.A. (Telephone)         5,350       287,542
-------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
  (Telecommunications-Cellular/Wireless)(a)     960     172,248
-------------------------------------------------------------
                                                      879,767
-------------------------------------------------------------

RUSSIA-0.67%

Vimpel-Communications-ADR
  (Telecommunications-Cellular/Wireless)(a)   4,000     216,000
-------------------------------------------------------------

SPAIN-3.91%

Campofrio Alimentacion S.A. (Foods)       2,500       205,022
-------------------------------------------------------------
Corp. Financiera Reunida, S.A.
  (Investment Management)(a)             23,350       263,703
-------------------------------------------------------------
Telepizza, S.A. (Restaurants)(a)          2,080       299,093
-------------------------------------------------------------
Telefonica de Espana (Telephone)          4,950       206,710
-------------------------------------------------------------
Telefonica de Espana-Rights, expiring
  05/30/98 (Telephone)                    3,550         2,797
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
SPAIN-(CONTINUED)

Viscofan Industria Navarra De
  Envolturas Celulosicas S.A. (Paper &
  Forest Products)                        7,050   $   286,999
-------------------------------------------------------------
                                                    1,264,324
-------------------------------------------------------------

SWEDEN-5.19%

ADB-Gruppen Mandator A.B.
  (Services-Computer Systems)            10,100       292,224
-------------------------------------------------------------
Entra Data A.B. (Computers-Software &
  Services)                              17,000       294,239
-------------------------------------------------------------
Europolitan Holdings A.B.
  (Telecommunications-Cellular &
  Wireless)                               3,600       223,198
-------------------------------------------------------------
Modul 1 Data A.B. (Services-Computer
  Systems)                                9,700       280,650
-------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/Brokerage)                     12,800       255,437
-------------------------------------------------------------
Resco A.B (Computers-Software &
  Services)                               4,800       117,799
-------------------------------------------------------------
WM-Data A.B. (Computers-Software &
  Services)                               7,200       216,688
-------------------------------------------------------------
                                                    1,680,235
-------------------------------------------------------------

SWITZERLAND-5.13%

Clariant A.G. (Chemicals-Specialty)         270       290,565
-------------------------------------------------------------
Disetronic Holding A.G. (Health
  Care-Medical Products & Supplies)          76       214,220
-------------------------------------------------------------
Kudelski S.A.
  (Electronics-Semiconductors)(a)            30       243,888
-------------------------------------------------------------
Nestle S.A. (Foods)                         110       213,300
-------------------------------------------------------------
Rieter Holdings Ltd.
  (Machinery-Diversified)                   455       273,175
-------------------------------------------------------------
Schweizerischer Bankverein
  (Banks-Major Regional)                    590       204,833
-------------------------------------------------------------
Zurich Versicherungs-Gesellschaft
  (Insurance-Multi-Line)                    360       219,257
-------------------------------------------------------------
                                                    1,659,238
-------------------------------------------------------------

UNITED KINGDOM-17.65%

Admiral PLC (Services-Computer
  Systems)                               11,500       208,205
-------------------------------------------------------------
ARM Holdings PLC-ADR
  (Electronics-Semiconductors)(a)        11,700       472,388
-------------------------------------------------------------
Cable & Wireless Communications PLC
  (Broadcasting-Television, Radio, &
  Cable)(a)                              30,150       219,102
-------------------------------------------------------------
Capita Group PLC (Services-Commercial
  & Consumer)                            25,100       211,998
-------------------------------------------------------------
DIAGONAL PLC (Services-Computer
  Systems)                               16,800       274,658
-------------------------------------------------------------
Druid Group PLC (Computers-Software &
  Services)                              12,500       210,736
-------------------------------------------------------------
Eidos PLC-ADR (Computers-Software &
  Services)(a)                           16,500       264,000
-------------------------------------------------------------
Electronics Boutique PLC
  (Retail-Specialty)(a)                 204,300       287,885
-------------------------------------------------------------
F.I. Group PLC (Services-Computer
  Systems)                                9,120       205,155
-------------------------------------------------------------
Firth Rixson PLC (Metal Fabricators)     82,450       194,435
-------------------------------------------------------------
Independent Insurance Group PLC
  (Insurance-Property-Casualty)           9,600       258,100
-------------------------------------------------------------
Jarvis PLC (Engineering &
  Construction)                          20,950       232,482
-------------------------------------------------------------
JJB Sports PLC (Retail-General
  Merchandise)                            9,750        82,350
-------------------------------------------------------------
Kingfisher PLC (Retail-Department
  Stores)                                11,050       200,705
-------------------------------------------------------------
Kwik-Fit Holdings PLC
  (Services-Commercial & Consumer)       24,500       213,076
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

Micro Focus Group PLC-ADR
  (Computer-Software & Services)(a)       4,700   $   213,850
-------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                               5,940       285,622
-------------------------------------------------------------
Nestor Healthcare Group PLC
  (Services-Commercial & Consumer)       54,000       230,305
-------------------------------------------------------------
Parity PLC (Services-Commercial &
  Consumer)                              15,300       198,573
-------------------------------------------------------------
PSD Group PLC (Services-Employment)      21,200       234,020
-------------------------------------------------------------
Robert Walters PLC
  (Services-Employment)                  32,050       249,794
-------------------------------------------------------------
Sage Group PLC (The)
  (Computers-Software & Services)         9,400       197,305
-------------------------------------------------------------
Serco Group PLC (Services-Commercial &
  Consumer)                               5,960       117,922
-------------------------------------------------------------
Unilever PLC (Foods)                     20,800       221,600
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

Vodafone Group PLC
  (Telecommunications-Cellular/
  Wireless)                              20,890   $   228,848
-------------------------------------------------------------
                                                    5,713,114
-------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (cost
      $24,819,944)                                 27,870,292
-------------------------------------------------------------

                                       PRINCIPAL
                                         AMOUNT
REPURCHASE AGREEMENT-12.96%(b)

Goldman Sachs & Co. 5.53%,
  05/01/98(c)                          $4,195,631     4,195,631
---------------------------------------------------------------
TOTAL INVESTMENTS-99.06%                             32,065,923
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.94%                     305,201
---------------------------------------------------------------
NET ASSETS-100.00%                                  $32,371,124
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 04/30/98 with a maturing value of $500,076,806. Collateralized by $495,889,000 U.S. Government obligations, 0% to 7.75% due 07/23/98 to 01/15/08 with an aggregate market value at 04/30/98 of $510,500,080.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost
$24,819,945)                                   $ 27,870,292
-----------------------------------------------------------
Repurchase agreement (cost $4,195,631)            4,195,631
-----------------------------------------------------------
Foreign currencies, at value (cost
  $1,659,194)                                     1,666,891
-----------------------------------------------------------
Receivables for:
  Investments sold                                  460,398
-----------------------------------------------------------
  Capital stock sold                              1,741,210
-----------------------------------------------------------
  Dividends and interest                             21,685
-----------------------------------------------------------
  Reimbursement from advisor                         76,000
-----------------------------------------------------------
Other assets                                         36,429
-----------------------------------------------------------
    Total assets                                 36,068,536
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           3,627,847
-----------------------------------------------------------
  Capital stock reacquired                           17,952
-----------------------------------------------------------
Accrued administrative services fees                  6,197
-----------------------------------------------------------
Accrued directors' fees                               1,200
-----------------------------------------------------------
Accrued distribution fees                            10,723
-----------------------------------------------------------
Accrued transfer agent fees                           7,677
-----------------------------------------------------------
Accrued operating expenses                           25,816
-----------------------------------------------------------
    Total liabilities                             3,697,412
-----------------------------------------------------------
Net assets applicable to shares outstanding    $ 32,371,124
-----------------------------------------------------------

NET ASSETS:

Class A                                        $ 21,932,185
===========================================================
Class B                                        $  9,125,707
===========================================================
Class C                                        $  1,313,232
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     1,605,897
===========================================================
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       670,315
===========================================================
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                        96,456
===========================================================
Class A:

  Net asset value and redemption price per
  share                                        $      13.66
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.66 divided by
    94.50%)                                    $      14.46
===========================================================
Class B:

  Net asset value and offering price per
  share                                        $      13.61
===========================================================
Class C:

  Net asset value and offering price per
  share                                        $      13.61
===========================================================

STATEMENT OF OPERATIONS

For the period November 3, 1997 (date operations commenced) through April 30,
1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $6,838 foreign withholding
  tax)                                           $   37,983
-----------------------------------------------------------
Interest                                             31,268
-----------------------------------------------------------
    Total investment income                          69,251
-----------------------------------------------------------

EXPENSES:

Advisory fees                                        38,009
-----------------------------------------------------------
Administrative services fees                         33,432
-----------------------------------------------------------
Custodian fees                                       47,156
-----------------------------------------------------------
Directors' fees                                       3,152
-----------------------------------------------------------
Distribution fees-Class A                            10,996
-----------------------------------------------------------
Distribution fees-Class B                             7,727
-----------------------------------------------------------
Distribution fees-Class C                               873
-----------------------------------------------------------
Transfer agent fees-Class A                          12,601
-----------------------------------------------------------
Transfer agent fees-Class B                           3,338
-----------------------------------------------------------
Transfer agent fees-Class C                             378
-----------------------------------------------------------
Printing                                              9,349
-----------------------------------------------------------
Other                                                12,644
-----------------------------------------------------------
    Total expenses                                  179,655
-----------------------------------------------------------
Less: Fees waived and reimbursed by advisor         (94,790)
-----------------------------------------------------------
   Expenses paid indirectly                            (521)
-----------------------------------------------------------
    Net expenses                                     84,344
-----------------------------------------------------------
Net investment income (loss)                        (15,093)
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                             165,301
-----------------------------------------------------------
  Foreign currencies                                (16,808)
-----------------------------------------------------------
                                                    148,493
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                           3,050,347
-----------------------------------------------------------
  Foreign currencies                                 (4,799)
-----------------------------------------------------------
                                                  3,045,548
-----------------------------------------------------------
    Net gain from investment securities and
      foreign
      currencies                                  3,194,041
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $3,178,948
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period November 3, 1997 (date operations commenced) through April 30, 1998
(Unaudited)

OPERATIONS:

  Net investment income (loss)                                $   (15,093)
-------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
  currencies                                                      148,493
-------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
  foreign currencies                                            3,045,548
-------------------------------------------------------------------------
    Net increase in net assets resulting from operations        3,178,948
-------------------------------------------------------------------------
Share transactions-net:
    Class A                                                    19,433,495
-------------------------------------------------------------------------
    Class B                                                     8,504,529
-------------------------------------------------------------------------
    Class C                                                     1,254,152
-------------------------------------------------------------------------
  Net increase in net assets                                   32,371,124
-------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                  --
-------------------------------------------------------------------------
  End of period                                               $32,371,124
=========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $29,192,176
-------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (15,093)
-------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                        148,493
-------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          3,045,548
-------------------------------------------------------------------------
                                                              $32,371,124
=========================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1998
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM European Development Fund, AIM Asian Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund commenced operations on November 3, 1997. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets and 0.175% of the Fund's average daily net assets over $500 million. During the period November 3, 1997 (date operations commenced) through April 30, 1998, AIM waived fees of $18,790 and reimbursed expenses of $76,000.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period November 3, 1997 (date operations commenced) through April 30, 1998, AIM was reimbursed $33,432 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the period November 3, 1997 (date operations commenced) through April 30, 1998, AFS was paid $6,472 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and Class C Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the period November 3, 1997 (date operations commenced) through April 30, 1998, the Class A, Class B, and Class C shares paid AIM Distributors $10,996, $7,727 and $873, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $33,901 from sales of the Class A shares of the Fund during the period November 3, 1997 (date operations commenced) through April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period November 3, 1997 (date operations commenced) through April 30, 1998, AIM Distributors received commissions of $32 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period November 3, 1997 (date operations commenced) through April 30, 1998, the Fund incurred legal fees of $416 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the period November 3, 1997 (date operations commenced) through April 30, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $45 and $476, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $521 during the period November 3, 1997 (date operations commenced) through April 30, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period November 3, 1997 (date operations commenced) through April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period November 3, 1997 (date operations commenced) through April 30, 1998 was $27,827,590 and $3,172,946, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $3,222,333
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (171,986)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $3,050,347
============================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the period November 3, 1997 (date operations commenced) through April 30, 1998 were as follows:

                                          APRIL 30, 1998
                                     ------------------------
                                      SHARES        AMOUNT
                                     ---------    -----------
Sold:
  Class A                            1,835,083    $22,327,241
------------------------------------------------------------------
  Class B                              696,395      8,841,939
------------------------------------------------------------------
  Class C                               97,012      1,261,222
------------------------------------------------------------------
Reacquired:
  Class A                             (229,186)    (2,893,746)
------------------------------------------------------------------
  Class B                              (26,080)      (337,410)
------------------------------------------------------------------
  Class C                                 (556)        (7,070)
------------------------------------------------------------------
                                     2,372,668    $29,192,176
==================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the period November 3, 1997 (date operations commenced) through April 30, 1998.

                                                              CLASS A     CLASS B     CLASS C
                                                              -------     -------     -------
Net asset value, beginning of period                          $ 10.00     $ 10.00     $ 10.00
------------------------------------------------------------  -------     -------     -------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)   (0.06)(a)   (0.06)(a)
------------------------------------------------------------  -------     -------     -------
  Net gains on securities (both realized and unrealized)         3.67        3.67        3.67
------------------------------------------------------------  -------     -------     -------
        Total from investment operations                         3.66        3.61        3.61
------------------------------------------------------------  -------     -------     -------
Net asset value, end of period                                $ 13.66     $ 13.61     $ 13.61
============================================================  =======     =======     =======
Total return(b)                                                 36.60%      36.10%      36.10%
============================================================  =======     =======     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,932     $ 9,126     $ 1,313
============================================================  =======     =======     =======
Ratio of expenses to average net assets(c)(d)(e)                 1.99%       2.67%       2.67%
============================================================  =======     =======     =======
Ratio of net investment income (loss) to average net
  assets(d)(f)                                                  (0.25)%     (0.93)%     (0.93)%
============================================================  =======     =======     =======
Portfolio turnover rate                                            36%         36%         36%
============================================================  =======     =======     =======
Average brokerage commission rate(g)                          $0.0402     $0.0402     $0.0402
============================================================  =======     =======     =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 4.37% (annualized) and 5.05% (annualized) and 5.05% (annualized) for Class A, Class B and Class C, respectively.
(d) Ratios are annualized and based on average net assets of $6,404,995, $1,575,744 and $177,746, for Class A, Class B and Class C shares, respectively.
(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to net assets would have been 1.97% (annualized), 2.65% (annualized) and 2.65% (annualized) for Class A, Class B and Class C, respectively.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (2.63)% (annualized), (3.31)% (annualized) and (3.31)% (annualized) for Class A, Class B and Class C, respectively.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                                                            Directors & Officers

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BOARD OF DIRECTORS                          OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                                11 Greenway Plaza
Chairman                                    Chairman                                        Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                       INVESTMENT ADVISOR
Director
Ace Limited;                                John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and           Senior Vice President and Treasurer             11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                          Carol F. Relihan                                Houston, TX 77046
                                            Senior Vice President and Secretary
Owen Daly II                                                                                SUB-ADVISOR
Director                                    Gary T. Crum
Cortland Trust Inc.                         Senior Vice President                           INVESCO Global Asset Management Limited
                                                                                            Cedar House
Edward K. Dunn Jr.                          Dana R. Sutton                                  41 Cedar Ave.
Chairman, Mercantile Mortgage Corp.;        Vice President and Assistant Treasurer          Hamilton, HM12 Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and    Robert G. Alley                                 TRANSFER AGENT
President, Mercantile Bankshares            Vice President
                                                                                            A I M Fund Services, Inc.
Jack Fields                                 Melville B. Cox                                 P.O. Box 4739
Chief Executive Officer                     Vice President                                  Houston, TX 77210-4739
Texana Global, Inc.
Formerly Member of the                      Jonathan C. Schoolar                            CUSTODIAN
U.S. House of Representatives               Vice President
                                                                                            State Street Bank and Trust Company
Carl Frischling                             Renee A. Bamford                                225 Franklin Street
Partner                                     Assistant Secretary                             Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                            P. Michelle Grace                               COUNSEL TO THE FUND
Robert H. Graham                            Assistant Secretary
President and Chief Executive Officer                                                       Ballard Spahr
A I M Management Group Inc.                 Jeffrey H. Kupor                                Andrews & Ingersoll
                                            Assistant Secretary                             1735 Market Street
John F. Kroeger                                                                             Philadelphia, PA 19103
Formerly Consultant                         Nancy L. Martin
Wendell & Stockel Associates, Inc.          Assistant Secretary                             COUNSEL TO THE DIRECTORS

Lewis F. Pennock                            Ofelia M. Mayo                                  Kramer, Levin, Naftalis & Frankel
Attorney                                    Assistant Secretary                             919 Third Avenue
                                                                                            New York, NY 10022
Ian W. Robinson                             Lisa A. Moss
Consultant; Formerly Executive              Assistant Secretary                             DISTRIBUTOR
Vice President and
Chief Financial Officer                     Kathleen J. Pflueger                            A I M Distributors, Inc.
Bell Atlantic Management                    Assistant Secretary                             11 Greenway Plaza
Services, Inc.                                                                              Suite 100
                                            Samuel D. Sirko                                 Houston, TX 77046
Louis S. Sklar                              Assistant Secretary
Executive Vice President
Hines Interests                             Stephen I. Winer
Limited Partnership                         Assistant Secretary

                                            Mary J. Benson
                                            Assistant Treasurer
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
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
                                                                                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                                FOR AGGRESSIVE GROWTH
                                                                                AIM Aggressive Growth Fund*
                                                                                AIM Asian Growth Fund
                                                                                AIM Capital Development Fund
                                                                                AIM Constellation Fund
                                                                                AIM European Development Fund
                                                                                AIM Global Aggressive Growth Fund

                                                                                FOR GROWTH OF CAPITAL
                                                                                AIM Advisor International Value Fund
                                                                                AIM Blue Chip Fund
                        [PHOTO OF                                               AIM Global Growth Fund
                    11 GREENWAY PLAZA                                           AIM International Equity Fund
                      APPEARS HERE]                                             AIM Select Growth Fund**
                                                                                AIM Value Fund
                                                                                AIM Weingarten Fund

                                                                                FOR GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                                AIM Advisor Flex Fund
                                                                                AIM Advisor Large Cap Value Fund
                                                                                AIM Advisor MultiFlex Fund
                                                                                AIM Advisor Real Estate Fund
                                                                                AIM Balanced Fund
                                                                                AIM Charter Fund
                                                                                AIM Global Utilities Fund

                                                                                FOR HIGH CURRENT INCOME OR CURRENT INCOME
                                                                                AIM High Yield Fund
                                                                                AIM Global Income Fund
                                                                                AIM Income Fund

                                                                                FOR CURRENT TAX-FREE INCOME
                                                                                AIM High Income Municipal Fund
                                                                                AIM Municipal Bond Fund
                                                                                AIM Tax-Exempt Bond Fund of Connecticut
                                                                                AIM Tax-Free Intermediate Fund

                                                                                FOR CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                                AIM Intermediate Government Fund
                                                                                AIM Limited Maturity Treasury Fund
                                                                                AIM Money Market Fund
                                                                                AIM Tax-Exempt Cash Fund

                                                                                *AIM Aggressive Growth Fund was closed to new
A I M Management Group Inc. has provided leadership in the mutual               investors on June 5, 1997.
fund industry since 1976 and managed approximately $89 billion in               ** On May 1, 1998, AIM Growth Fund was renamed AIM
assets for more than 4.4 million shareholders, including individual             Select Growth Fund. For more complete information
investors, corporate clients, and financial institutions, as of                 about any AIM Fund(s), including sales charges and
March 31, 1998. The AIM Family of Funds--Registered Trademark-- is              expenses, ask your financial consultant or
distributed nationwide, and AIM today ranks among the nation's top 15           securities dealer for a free prospectus(es). Please
mutual fund companies in assets under management, according to Lipper           read the prospectus(es) carefully before you invest
Analytical Services, Inc.                                                       or send money.

                                                                                       Invest with DISCIPLINE-SM-

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